Summary prospectus

Fixed income

Delaware Limited-Term Diversified Income Fund

Nasdaq ticker symbol
Institutional Class	DTINX

April 30, 2010

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/institutional/literature. You can also get this information at no cost by calling
800 362-7500 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated April 30, 2010, are each incorporated by reference into this summary prospectus.

Delaware Limited-Term Diversified Income Fund

What is the Fund's investment objective?

Delaware Limited-Term Diversified Income Fund seeks maximum total return, consistent with reasonable risk.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder fees (fees paid directly from your investment)
Class	Institutional
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Exchange fees[1]	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Institutional
Management fees	0.49%
Distribution and service (12b-1) fees	none
Other expenses	0.25%
Total annual fund operating expenses	0.74%
Fee waivers and expense reimbursements[2]	(0.04%)
Total annual fund operating expenses after fee waivers and expense reimbursement	0.70%

1	Exchanges are subject to the requirements of each Delaware Investments ® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2

The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 0.70% of the Fund's average daily net assets from April 30, 2010 through April 30, 2011. These waivers and reimbursements may be terminated only by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the one-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Institutional
1 year	$72
3 years	$233
5 years	$408
10 years	$915

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 287% of the average value of its portfolio.

What are the Fund's principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade fixed income securities, including, but not limited to, fixed income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Investment grade fixed income securities are securities rated at least BBB by Standard & Poor's (S&P) or Fitch, Inc. (Fitch), Baa3 by Moody's Investors Service (Moody's), or similarly rated by another nationally recognized statistical rating organization (NRSRO). The Fund will maintain an average effective duration from one to three years. The Fund's investment manager, Delaware Management Company (Manager or we), will determine how much of the Fund's assets to allocate among the different types of fixed income securities in which the Fund may invest based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market.

The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of U.S. companies and, subject to the limitations described below, non-U.S. companies. The Fund may also invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or are sponsored by the U.S. government, and, subject to the limitations described below, securities issued by foreign governments.

Additionally, the Fund may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Fund may invest up to 20% of its net assets in below-investment-grade securities (also known as high yield or "junk" bonds). In general, the below-investment-grade securities that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another NRSRO.

The Fund may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Fund's total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Risk	Definition
Market risk	The risk that securities or industries in a certain market—like the stock or bond market—will decline in value because of economic conditions, future expectations, or investor confidence.
Interest rate risk	The risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.
Credit risk	The risk that a bond's issuer will be unable to make timely payments of interest and principal.
High yield risk

The risk that high yield securities, commonly known as "junk bonds", are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Prepayment risk

The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Liquidity risk

The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them, which may prevent the Manager from disposing of securities at a favorable time or price during periods of infrequent trading of such securities.

Derivatives risk

Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty's ability to fulfill its contractual obligations.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Bank loans and other direct indebtedness risk

The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Valuation risk	The risk that a less liquid secondary market may make it more difficult for a fund to obtain precise valuations of certain securities in its portfolio.

How has Delaware Limited-Term Diversified Income Fund performed?

The bar chart and table below can help you evaluate the risks of investing in the Fund. The bar chart shows how annual returns for the Fund's Institutional Class shares have varied over the past 10 calendar years. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 362-7500 or by visiting our web site at www.delawareinvestments.com/performance.

Year-by-year total return (Institutional Class)

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 4.80% for the quarter ended June 30, 2009 and its lowest quarterly return was -1.29% for the quarter ended June 30, 2004.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years
Return before taxes	12.93%	5.45%	5.62%
Return after taxes on distributions	11.34%	3.84%	3.80%
Return after taxes on distributions and sale of Fund shares	8.36%	3.69%	3.70%
Barclays Capital 1–3 Year Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	3.82%	4.32%	4.86%

The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer–Total Return Fixed Income Strategy	February 1999
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer–Total Return Fixed Income Strategy	May 2007

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to your Client Services Representative at 800 362-7500 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire.

There is no minimum initial purchase requirement for Institutional Class shares, but Institutional Class shares are available for purchase only by the following: (1) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans; (2) tax-exempt employee benefit plans of the Fund's Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor); (3) institutional advisory clients (including mutual funds) managed by the Manager or its affiliates, as well as the clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such clients; (4) a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (5) registered investment advisors (RIAs) investing on behalf of clients or advising clients who invest on their own behalf-such clients must consist solely of institutions and high net worth individuals having at least $1 million entrusted to or overseen by the RIA for investment purposes (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients); (6) certain plans qualified under Section 529 of the Code for which the Fund's Manager, Distributor, or service agent, or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services; (7) programs sponsored by and/or controlled by financial intermediaries where: (a) such programs allow or require the purchase of Institutional Class shares; (b) the financial intermediary has entered into an agreement covering the arrangement with the Distributor and/or the Fund's transfer agent; and (c) the financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar service, or (ii) offers the Institutional Class shares through a no-commission network or platform; or (8) private investment vehicles, including, but not limited to, foundations and endowments purchasing shares directly from the Manager.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-047 [12/09] DG3 15039 [4/10]